Exhibit 10.22

          THIS AGREEMENT BETWEEN SHIRLEY B. DiPACE, RESIDING AT 120 East Hartsdale Avenue, Hartsdale, NY 10530


                                                                     as Landlord

and DATA PATH TECHNOLOGIES, INC., a domestic Corporation with offices at 220 Tompkins Ave., Pleasantville, NY 10570 as Tenant

          Witnesseth: The Landlord hereby leases to the Tenant the following premises:

The warehouse building on the westerly side of Tompkins Avenue, Pleasantville, NY, as shown on Exhibit A annexed hereto, which consists of approximately 10,560 sq. ft. of building, with the fenced-in parking area, together with common use of the parking area in cross-hatch, to be used by Whiffen Electric and the Tenant herein for loading and unloading off Tompkins Avenue to the rear of the building. 147 Wheeler Avenue, Pleasantville, NY 10570.

         for the term of Four Years to commence from the 1st day of September ___ 1998 and to end on the 31st day of August 2002 to be used and occupied only for warehouse and storage purposes and accessory uses for the storage of computers and related merchandise. No storage of any kind of any chemicals or solid waste or other materials which might be considered toxic shall be stored in or about the premiums at any time during this lease upon the conditions and covenants following:

1st.     That the Tenant shall pay the annual rent of

said rent to be paid in equal monthly payments in advance on the day of each and every month during the term aforesaid, as follows:

              September 1, 1998     --       $6,600.00
              September 1, 2000     --       $6,798.00

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs and at the end or other expiration of the term, shall deliver up the demised premises in a good order or condition, damages by the elements excepted.
3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders, and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

         If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

         Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's invention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall be to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining making such repairs or alterations therein as may be necessary to the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing or intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th.  [Text struck through.]

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute, without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $6,600 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to ever transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease of if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, of if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof, Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer, rent or change imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquitted or condemned by Eminent Domain or any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to Tenant.

22nd. If after default in payment of rent or violation of any other provisions of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove trade, fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or alter the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained, and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy or said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National

Emergency or in connection with any rule, order or regulation of any department of subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect of the payment to rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, of for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

28th.    See Rider annexed hereto


         And the Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided, however, that this covenant shall be conditioned upon the retention of tile to the premises by the Landlord.

         And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

         In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affiliated) this 14th day of September, 1998.

         Signed, sealed and delivered in the presence of

                                                                            L.S.
                                                  --------------------------
                                                  SHIRLEY B. DiPACE -- LANDLORD

                                                                            L.S.
                                                  --------------------------
                                                                      Tenant

-----------------------------
DATA PATH TECHNOLOGY

By:
   --------------------------
        Don Wagner, President

                  Rider to Lease Agreement between SHIRLEY B. DiPACE, Landlord, and DATA PATH TECHNOLOGIES, INC., as Tenant, dated March 1994

         29. In addition to the rent to be paid hereunder, Tenant shall reimburse tot he Landlord its proportionate share of all Real Estate Taxes and assessments above the taxes paid by the Landlord for Calendar Year 1998. The tax base shall be computed on the basis of the Town, School and Village Taxes, which are due in April, June and September of 1998. The parties agree that the current taxes allocable to the Tenant, based upon current assessments of the property by the Town and Village is as follows:

                  Town Tax - 100%                           Village Tax - 49.10%

                  The Landlord represents that the property being leased herein consists of all the property being assessed by the Town under a separate tax lot for the premises being rented herein, and that the premises herein, on the Village Tax Assessment Lot, comprises 49.10% of the value thereof, in that the Village Tax Parcel contains property in excess of the property being leased herein.

         30. The Tenant not sublet the premises or assign this lease in whole or in part without the Landlord's consent, in writing, which consent shall not be unreasonably withheld. In the event the Tenant shall sublet all or part of the premises or assign this lease for a use which is for other than the use permitted herein by the Tenant if a request is made to assign the lease or sublet the premises to a party who is not a successor or purchaser of the business enterprise being conducted by the Tenant, then, in lieu of such approval, the Landlord shall have the option of cancelling this lease.

         31. The Landlord will furnish cold water to the demised premises for normal lavatory use, at Tenant's expense.

         32. The Tenant may, at its own expense, make nonstructural alterations and installations to the demised premises, as the Tenant deems necessary or desirable. In the event structural alterations are required, the Landlord's consent to same shall not be unreasonably withheld.

         33. The premises shall be delivered to the Tenant in their "as is" condition, except Landlord shall repair the rear overhead door.

         34. The Tenant agrees that it shall, at its own cost and expense, keep the demised premises insured with public liability insurance in an approved company, satisfactory to the Landlord, which policy shall name the Landlord as co-insured, and shall deliver the policy to the Landlord at or before the commencement of the term of this lease. Such limits shall not be less than $500,000.00 injury to one person, and $1,000,000.00 for each occurrence.

         35. The Tenant shall keep the above-mentioned policy in full force and effect during the term of this lease and shall pay all premiums on the above-mentioned policy as the same become due, and if the Tenant shall default in providing such policy, or in paying the premiums thereon, the Landlord may cause said policy to be written and/or pay the premiums thereon, and the Tenant agrees to pay to the Landlord the amount so paid by the Landlord, as rent with the next accruing installment of rent hereunder.

         36. The Tenant agrees to keep all of the property demised herein in a neat and clean condition, to repair the macadam pavement when required to keep the grass areas cut, trimmed and neat at all times, and to maintain the loading dock now on the premises.

         37. Tenant shall be responsible for providing for its own trash removal and shall hire a private carting company for such purpose.

         38. Tenant occupies the building as a sub-tenant of ECO TERRA INC. Tenant shall pay the full months rent except that a credit of $108.50 per day shall be given for each day ECO-TERRA INC. occupies its 1/2 of the building.





                                                     ---------------------------
                                                     SHIRLEY B. DiPACE, Landlord



                                                     ---------------------------
                                                     By:  President









                                       2